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                                                                   EXHIBIT 10.51



                      [ALLIANCE SEMICONDUCTOR LETTERHEAD]



1. PURPOSE

This 2002 Stock Option Plan ("Plan") is established as a compensatory plan to attract, retain and provide equity incentives to selected persons to promote the financial success of Alliance Semiconductor Corporation, a Delaware corporation, ("Company"). Capitalized terms not previously defined herein are defined in
Section 17 of this Plan.

2. TYPES OF OPTIONS AND SHARES.

Options granted under this Plan ("Options") may be either (a) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Revenue Code"), or (b) nonqualified stock options ("NQSOs"), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan ("Shares") are shares of the common stock $.01 par value per share, of the Company.

3. NUMBER OF SHARES

The aggregate number of Shares that may be issued pursuant to Options granted under this Plan is 13,000,000 Shares, subject to adjustment as provided in
Section 11 of this Plan. "Named Executive Officers" (as that term is defined in Item 402(a)(3) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) shall each be eligible to receive an aggregate of up to a maximum of 2,250,000 Shares at any time during the term of this Plan pursuant to the grant of Options hereunder, not to exceed 1,125,000 Shares during any twelve (12) month period, subject to adjustment as provided in this Plan. If any Option expires or is terminated without being exercised in whole or in part, the unexercised or released Shares from such Options shall be available for future grant and purchase under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan. At such time and for so long as the Company is a "publicly held corporation" within the meaning of Section 162(m) of the Revenue Code, no employee or prospective employee may be granted one or more Options within any fiscal year of the Company under this Plan and any other option plan of the Company to purchase more than four million Shares, subject to adjustment as provided in Section 11 of this Plan. An Option that is cancelled shall continue to be counted against the limit of Options that may be granted to any individual under this Section 3.

4. ELIGIBILITY

Options may be granted to employees, officers, directors, consultants, independent contractors and advisers (provided such consultants, contractors and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or a Parent or Subsidiary of the Company. The Committee (as defined in Section 14) in its sole discretion shall select the recipients of Options ("Optionees"). An Optionee may be granted more than one Option under this Plan. The Company may also, from time to time, substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Option under this Plan in replacement of the option assumed by the Company, or (b) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option hereunder if the other company had applied the rules of this Plan to such grant.

5. TERMS AND CONDITIONS OF OPTIONS

The Committee shall determine whether each Option is to be an ISO or an NQSO, the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:



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         5.1 Form of Option Grant

         Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

         5.2 Date of Grant

         The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee. The Grant representing the Option will be delivered to Optionee with a copy of this Plan within a reasonable time after the granting of the Option.

         5.3 Exercise Price

         The exercise price of an Option shall be determined by the Committee when the Option is granted and may be less than Fair Market Value (but not less than the par value of the Shares) if permitted by the Exchange Act; provided, however, that the exercise price of an ISO shall be not less than 100% of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of any ISO granted to a person owning more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Stockholder") shall not be less than 110% of the Fair Market Value of the Shares on the date the Option is granted.

         5.4 Exercise Period

         Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant, provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and no ISO granted to a ten percent (10%), or more, shareholder shall be exercisable after the expiration of the five (5) years from the date the option is granted.

         5.5 Limitations on ISOs

         The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that year shall be NQSOs. In the event that the Revenue Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

         5.6 Options Non-Transferable

         Options granted under this Plan and any interest therein, shall not be transferable or assignable by Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of Optionee only by Optionee; provided, however, that NQSOs held by an Optionee who is not an officer or director of the Company or other person (in each case, an "Insider") whose transactions in the Company's common stock are subject to Section 16(b) of the Exchange Act, may be transferred to such family members, trusts and charitable institutions as the Committee, in its sole discretion, shall approve at the time of the grant of such Option.

         5.7 Assumed Options

         In the event the Company assumes an option granted by another company, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 424(c) of the Revenue Code). In the event the Company elects to grant a new option rather than assuming an existing option (as specified in Section 4), such new option need not be



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         granted at Fair Market Value on the date of grant and may instead be granted with a similarly adjusted exercise price.

6. EXERCISE OF OPTIONS

         6.1 Notice

         Options may be exercised only by delivery to the Company of a written stock option exercise agreement ("Exercise Agreement") in a form approved by the Committee (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

         6.2 Payment

         Payment for the Shares may be made in cash (by check) or, where permitted by law:

                  6.2.1 by cancellation of indebtedness of the Company to the Optionee;

                  6.2.2 where approved by the Committee in its sole discretion at the time of grant, by surrender of shares of common stock of the Company having a Fair Market Value equal to the applicable exercise price of the Options, that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of the Securities and Exchange Commission ("SEC") Rule 144 and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by Optionee in the open public market; and are clear of all liens, claims, encumbrances and security interests;

                  6.2.3 by waiver of compensation due or accrued to Optionee for services rendered;

                  6.2.4 provided that a public market for the Company's stock exists, through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers ("NASD Dealer") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company;

                  6.2.5 provided that a public market for the Company's stock exists, through a "margin" commitment from Optionee and an NASD Dealer whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

                  6.2.6 by any combination of the foregoing.

         6.3 Withholding Taxes

                  6.3.1 At the discretion of the Committee, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods:

                           6.3.1.1 by cash payment

                           6.3.1.2 out of Optionee's current compensation;

                           6.3.1.3 if permitted by the Committee, in its discretion, by surrendering to the Company Shares that in the case of Shares previously acquired from the


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                           Company, have been owned by the Optionee for more
                           than six months on the date of surrender and have a Fair Market Value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized; or

                           6.3.1.4 by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld.

                  For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined ("Tax Date").

                  6.3.2 Any surrender by an Insider of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  6.3.3 All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                           6.3.3.1 the election must be made on or prior to the applicable Tax Date; and

                           6.3.3.2 all elections shall be subject to the consent or disapproval of the Committee.

                  6.3.4 In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         6.4 Limitations on Exercise

         Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following:

                  6.4.1 If Optionee ceases to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, Optionee may exercise such Optionee's Options to the extent (and only to the extent) that they would have been exercisable upon the date of termination, within three (3) months after the date of termination (or such shorter time period as may be specified in the Grant).

                  6.4.2 If Optionee's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the death of Optionee or disability of Optionee within the meaning of Section 22(e)(3) of the Revenue Code, Optionee's Options may be exercised to the extent (and only to the extent) that they would have been exercisable by Optionee on the date of termination by Optionee (or Optionee's legal representative) within twelve (12) months after the date of termination (or such shorter time period as may be specified in the Grant), but in any event no later than the expiration date of the Options.

                  6.4.3 If Optionee is an Insider, the Company is subject to
                  Section 16(b) of the Exchange Act, and Optionee ceases to be employed by the Company for any reason, Optionee's Option will remain exercisable, as to the extent (and only to the extent) that it was exercisable on the date of termination, until the later of (i) the last date such option would be exercisable under Section 6.4.1 or 6.4.2, as applicable, or (ii) the end of the thirty (30) day period commencing on the date six months after the grant of such Option, with any extension beyond three (3) months after termination of employment deemed to be as an NQSO, and provided further that in no event may an Option be exercisable later than the expiration date of the Option.



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                  6.4.4 The Committee shall have discretion to determine whether
                  Optionee has ceased to be employed by the Company or any Parent, Subsidiary, or Affiliate of the Company and the effective date on which such employment terminated.

                  6.4.5 In the case of an Optionee who is a director, independent consultant, contractor or adviser, the Committee will have the discretion to determine whether Optionee is "employed by the Company or any Parent, Subsidiary, or Affiliate of the Company" pursuant to the foregoing Sections.

                  6.4.6 The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Optionee from exercising the full number of Shares as to which the Option is then exercisable.

                  6.4.7 An Option shall not be exercisable unless such exercise is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body and the requirements of any stock exchange or national market system upon which the Shares may then be listed, as they are in effect on the date of exercise. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or national market system and the Company shall have no liability for any inability or failure to do so.

7. RESTRICTIONS ON SHARES

At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Grant (a) a right of first refusal to purchase all Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party and/or (b) a right to repurchase a portion of or all Shares held by an Optionee upon Optionee's termination of employment or service with the Company or a Parent, Subsidiary or Affiliate of the Company, for any reason within a specified time as determined by the Committee at the time of grant at (i) Optionee's original purchase price, (ii) the Fair Market Value of such Shares or
(iii) a price determined by a formula or other provision set forth in the Grant.

8. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

The Committee shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of Optionee, impair any of the Optionee's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Revenue Code. The Committee shall have the power to reduce the exercise price of outstanding Options without the consent of Optionees by a written notice to the Optionees affected; provided, however, that the exercise price per Share may not be reduced below the minimum exercise price that would be permitted under Section 5.3 of this Plan for Options granted on the date the action is taken to reduce the exercise price; and provided further, that the Exercise Price shall not be reduced below the par value of the Shares.

9. PRIVILEGES OF STOCK OWNERSHIP

No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until such Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. However, the Company shall provide to each Optionee, annually, during the period for which such Optionee has one or more Options outstanding, financial statements of the Company, consisting of, at minimum, a balance sheet and an income statement. The Company shall not be required to provide such financial statements to key employees whose duties in connection with the Company assure them access to equivalent information.



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10. NO OBLIGATION TO EMPLOY

Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

11. ADJUSTMENT OF OPTION SHARES

In the event that the number of outstanding shares of common stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration (or when consideration is less than the fair market value), or if a substantial portion of the assets of the Company are distributed, without consideration (or when consideration is less than the fair market value) in a spin-off or similar transaction, to the stockholders of the Company, the number of Shares available under this Plan, the number of Shares subject to outstanding Options, the exercise price per Share of such Options and the maximum number of Shares for which Options may be granted to Named Executive Officers of the Company shall be proportionately adjusted, subject to any required action by the Board of Directors ("Board") or stockholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share shall not be issued upon exercise of any Option and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of Shares issuable under the Option shall be rounded up to the nearest whole number, as determined by the Committee; and provided further that the exercise price may not be decreased to below the par value, if any, for the Shares.

12. ASSUMPTION OF OPTIONS BY SUCCESSORS

         12.1 Assumption or Substitution

         In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation, or other transaction in which there is no substantial change in the stockholders of the corporation and the Options granted under this Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Optionees), (b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Revenue Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Options may be assumed or replaced by the successor corporation, which assumption shall be binding on all Optionees. In the alternative, the successor corporation may substitute an equivalent option or provide substantially similar consideration to Optionees as was provided to stockholders (after taking into account the existing provisions of Optionee's options, such as the exercise price and the vesting schedule). The successor corporation may also issue, in place of outstanding shares of the Company held by Optionee as a result of the exercise of an Option that is subject to repurchase, substantially similar shares or other property subject to similar repurchase restrictions no less favorable to Optionee.

         12.2 Expiration

         In the event such successor corporation, if any, refuses to assume or substitute Options, as provided above, pursuant to a transaction described in Section 12.1 above, or there is no successor corporation, and if the Company is ceasing to exist as a separate corporate entity, the Options shall, notwithstanding any contrary terms in the Grant, expire on (and, in the case of a merger or consolidation under Section
         12.1 (a) above, if the Company has reserved to itself a right to repurchase Shares issued on exercise of Options at the original purchase price of such Shares, such right shall terminate on), a date at least 20 days after the Board gives written notice to Optionees specifying the terms and conditions of such termination.

         12.3 Additional Provisions

         Subject to the foregoing provisions of this Section 12, in the event of the occurrence of any transaction described in Section 12.1, any outstanding Option shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction".

13. ADOPTION AND STOCKHOLDER APPROVAL



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This Plan shall become effective on April 7, 2002. after its adoption by the
Board. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve months before or after the date this Plan is adopted by the Board. Upon the effective date of the Plan, the Board may grant Options pursuant to this Plan; provided that, in the event that stockholder approval is not obtained within the time period provided herein, all Options granted hereunder shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the stockholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such stockholder approval is not obtained. After the Company becomes subject to Section 16(b) of the Exchange Act and Section 162(m) of the Revenue Code, the Company will comply with the requirements of Rule 16b-3 with respect to stockholder approval. All non-expired and non-cancelled Options granted under the Company's 1992 Stock Option plan (the "1992 Plan") shall be transferred to the Plan upon the expiration of the 1992 Plan, on April 7, 2002.

14. ADMINISTRATION

This Plan may be administered by the Board or a committee appointed by the Board ("Committee"). As used in this Plan, references to the "Committee" shall mean either the committee appointed by the Board to administer this Plan or the Board if no committee has been established.

         14.1 Composition of the Committee

         The Committee shall be comprised of at least two members of the Board of Directors, all of whom are Outside Directors and Disinterested Persons. The Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which shall consist of the appointment by the Board of a Committee consisting of not less than two members of the Board, each of whom is a Disinterested Person and with the requirements of Section 162(m) of the Revenue Code with respect to Option grants to the Named Executive Officers of the Company.

         14.2 Committee Authority

         The Committee shall have the authority, without limitation, to:

                  14.2.1 construe and interpret the Plan, any Grant and any other agreement or document executed pursuant to the Plan;

                  14.2.2 prescribe, amend and rescind rules and regulations relating to the Plan;

                  14.2.3 select persons to receive Options;

                  14.2.4 determine the form and terms of Options;

                  14.2.5 determine the number of Shares subject to Options;

                  14.2.6 grant waivers of Plan or Option conditions;

                  14.2.7 determine the vesting and exercisability of Options:

                  14.2.8 correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Grant or any other agreement or document executed pursuant to the Plan;

                  14.2.9 make all other determinations necessary or advisable for the administration of the Plan.

         14.3 Committee Interpretation Binding

         Any interpretation or determination made by the Committee with respect to any of the provisions of this Plan or any Option granted under this Plan shall be made in its sole discretion and shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

15. TERM OR PLAN



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Options may be granted pursuant to this Plan from time to time within a period of ten (10) years after the date on which this Plan is adopted by the Board.

16. AMENDMENT OR TERMINATION OF PLAN

The Committee may at any time terminate or amend this Plan in any respect including (but not limited to) amendment of any form of grant, exercise agreement or instrument to be executed pursuant to this Plan; provided, however, that the Committee shall not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Revenue Code or the regulations promulgated thereunder or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

17. CERTAIN DEFINITIONS

As used in this Plan, the following terms shall have the following meanings:

         17.1 "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

         17.2 "Disinterested Person" shall have the meaning set forth in Rule 16b-(c)(2)(l) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

         17.3 "Fair Market Value" shall mean the fair market value of the Shares as determined by the Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for common stock of the Company on the date of determination (or the average closing price over the number of consecutive working days preceding the date of determination as the Committee shall deem appropriate) or, in the event the common stock of the Company is listed on a stock exchange or on the NASDAQ National Market System, the Fair Market Value shall be the closing price on such exchange or quotation system on the date of determination (or the average closing price over the number of consecutive working days preceding the date of determination as the Committee shall deem appropriate).

         17.4 "Outside Director" shall mean any director who is not (a) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company, (b) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan), (c) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided. however, that at such time as the term "Outside Director", as used in Section 162(m) is defined in regulations promulgated under Section 162(m) of the Revenue Code, "Outside Director" shall have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

         17.5 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         17.6 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option. each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


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